UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

PERCEPTION CAPITAL CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40639	98-1592069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3109 W 50th St, #207 Minneapolis, MN	55410
(Address of principal executive offices)	(Zip Coe)

(212) 380-5605
Registrant’s telephone number, including area code

PORTAGE FINTECH ACQUISITION CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PFTAU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	PFTA	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PFTAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2023, Portage Fintech Acquisition Corporation (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”) to vote on the proposals as described in Item 5.07 of this Current Report on Form 8-K (the “Current Report”). At the Meeting, the Company’s shareholders approved changing the name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” (the “Name Change”) and the amendment and restatement of the Company’s amended and restated memorandum and articles of association to reflect the Name Change (the “Articles Amendment”). The Name Change and the Articles Amendment did not alter the voting powers or relative rights of the Company ordinary shares. The Articles Amendment was filed with the Cayman Islands Registrar of Companies on October 11, 2023.

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated memorandum and articles of association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of 8,769,542 ordinary shares were present in person or by proxy, constituting a quorum for the transaction of business.

At the Meeting, the Company’s shareholders voted in favor of the following proposals:

1.	Approval of the Name Change.

For	Against	Abstain
8,753,982	15,560	0

2.	Approval of the Articles Amendment.

For	Against	Abstain
8,738,645	30,891	6

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company on October 13, 2023 relating to its name change is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association
99.1	Press Release issued October 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	PERCEPTION CAPITAL CORP. III

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

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